Exhibit 10.8

AMENDMENT TO

AMENDED AND RESTATED PRODUCT SALE AND MARKETING AGREEMENT

THIS AMENDMENT TO THE AMENDED AND RESTATED PRODUCT SALE AND MARKETING AGREEMENT (this “Amendment”) is made this 30th day of October 2019 (the “Amendment Effective Date”), by and between Calm.com, Inc., a Delaware corporation, having offices at 77 Geary Street, 3rd Floor, San Francisco, California 94108 (“Calm”) and XpresSpa Group, Inc., a Delaware corporation, having offices at 254 West 31st Street, 11th Floor, New York, NY 10001 (“XSPA”). Each of Calm and XSPA may be referred to herein individually as a “Party” and collectively as the “Parties”.

RECITALS

WHEREAS, the Parties entered into that certain Amended and Restated Product Sale and Marketing Agreement, dated as of July 8, 2019 (the “Amended and Restated Agreement”);

WHEREAS, the Parties desire to add additional Calm branded products to list of Products as set forth in Exhibit A of the Amended and Restated Agreement;

NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.     PRODUCTS. Exhibit A of the Amended and Restated Agreement is hereby deleted in its entirety and replaced with the new Exhibit A set forth in Schedule I.

2.     TERM MEANINGS. Any term that is not defined in this Amendment shall have the meaning provided in the Amended and Restated Agreement.

3.     EFFECT OF AMENDMENT. All terms and conditions of the Amended and Restated Agreement, as amended by this Amendment, shall remain in full force and effect, unless expressly modified and amended hereby. In the event of any inconsistency or conflict between the terms and conditions of this Amendment and the Amended and Restated Agreement, the terms and conditions of this Amendment shall prevail.

IN WITNESS WHEREOF, this Amendment is effective as of the Amendment Effective Date.

COMPANY: Calm.com, Inc.	Performer: XpresSpa Group, Inc.

By: /s/ Casey McKerchie	By: /s/ Doug Satzman

Name: Casey McKerchie	Name: Doug Satzman

Title: VP Operations	Title: CEO

Date: 10/30/2019	Date: 10/30/2019

SCHEDULE I

EXHIBIT A

Products

	Product	Retail Price
1	Sleep Mist	$19.00
2	Calm Book	$19.00
3	Calm Neck Pillow	TBD
4	Calm Branded Gravity Travel Blanket	$175.00
5	Calm Branded Gravity Eye Mask	$40.00
6	TBD	TBD
7	TBD	TBD
8	TBD	TBD